    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 16, 1997


                                                       REGISTRATION NO. 333-3844
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 POST-EFFECTIVE


                                AMENDMENT NO. 2


                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933
                            ------------------------

                               BROADVISION, INC.

             (Exact name of Registrant as specified in its charter)


            DELAWARE                            7372                  94-3184303
  (State or other jurisdiction      (Primary Standard Industrial   (I.R.S. Employer
of incorporation or organization)   Classification Code Number)     Identification
                                                                       Number)


                            ------------------------

                               333 DISTEL CIRCLE
                        LOS ALTOS, CALIFORNIA 94022-1404
                                 (415) 934-3700

              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                            ------------------------

                               PEHONG CHEN, PH.D.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               BROADVISION, INC.
                               333 DISTEL CIRCLE
                        LOS ALTOS, CALIFORNIA 94022-1404
                                 (415) 934-3700

           (Name, address, including zip code, and telephone number,
                   including area code of agent for service)
                            ------------------------

                                   COPIES TO:

      KENNETH L. GUERNSEY, ESQ.                 THOMAS A. BEVILACQUA, ESQ.
        CYDNEY S. POSNER, ESQ.                     THOMAS J. LIMA, ESQ.
      PATRICK D. WALRAVENS, ESQ.             BROBECK, PHLEGER & HARRISON LLP
          COOLEY GODWARD LLP                            ONE MARKET
          ONE MARITIME PLAZA                        SPEAR STREET TOWER
       SAN FRANCISCO, CA 94111                   SAN FRANCISCO, CA 94105
            (415) 693-2000                            (415) 442-0900

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            ------------------------

    This Post-Effective Amendment No. 2 is being filed to deregister 1,240,000 shares of Common Stock (the "Shares") of BroadVision, Inc. (the "Registrant") covered by the Form S-1 Registration Statement No. 333-3844 filed on April 19, 1996 (the "Registration Statement"). The Shares, which were registered in connection with a firm commitment underwritten offering of Common Stock by the Registrant (the "Offering"), have not been issued as of the date of this Post-Effective Amendment No. 2 and are no longer being offered. The terms of the Offering are described in the prospectus filed as part of the Registration Statement.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Altos, State of California, on the 16th day of January, 1997.


                                BROADVISION, INC.

                                By:            /s/ RANDALL C. BOLTEN
                                     -----------------------------------------
                                                 Randall C. Bolten
                                              CHIEF FINANCIAL OFFICER
                                           AND VICE PRESIDENT, OPERATIONS

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                President, Chief Executive
         PEHONG CHEN*             Officer and Director
------------------------------    (Principal Executive       January 16, 1997
         Pehong Chen              Officer)

                                Vice President, Operations
    /s/ RANDALL C. BOLTEN         and Chief Financial
------------------------------    Officer (Principal         January 16, 1997
      Randall C. Bolten           Financial and Accounting
                                  Officer)

      DAVID L. ANDERSON*
------------------------------  Director                     January 16, 1997
      David L. Anderson

        KOH BOON HWEE*
------------------------------  Director                     January 16, 1997
        Koh Boon Hwee

       YOGEN K. DALAL*
------------------------------  Director                     January 16, 1997
        Yogen K. Dalal

     GREGORY SMITHERMAN*
------------------------------  Director                     January 16, 1997
      Gregory Smitherman



*By     /s/ RANDALL C. BOLTEN
      -------------------------
          Randall C. Bolten
         (ATTORNEY-IN-FACT)